Statement of Additional Information Supplement dated March 29, 2011
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, A2, A5, B, B5, C, C5, R, Y, Invesco Cash Reserve, Investor and Institutional Class shares, as applicable, of the Funds listed below:
Invesco Core Bond Fund
Invesco Dynamics Fund
Invesco Global Real Estate Fund
Invesco High Yield Fund
Invesco Income Fund
Invesco Limited Maturity Treasury Fund
Invesco Money Market Fund
Invesco Municipal Bond Fund
Invesco Real Estate Fund
Invesco Short Term Bond Fund
Invesco U.S. Government Fund
The following information replaces in its entirety the information appearing under the heading “PORTFOLIO MANAGERS — Portfolio Manager Fund Holdings and Information on Other Managed Accounts — Invesco Dynamics Fund” in Appendix H of the Statement of Additional Information. The following table reflects information as of February 28, 2011:

		Other Registered Mutual		Other Pooled Investment		Other Accounts
	Dollar	Funds Managed (assets in		Vehicles Managed (assets		Managed
	Range of	millions)		in millions)		(assets in millions)
	Investments	Number		Number		Number
“Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Dynamics Fund
James Leach[2]	None	None	None	None	None	None	None

1	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2	Mr. Leach began serving as portfolio manager of Invesco Dynamics Fund on March 22, 2011.”
AIS SUP-3 032911

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